UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

PROSPECTOR CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1250 Prospect Street, Suite 200

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 449-9643

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

In connection with the consummation of the initial public offering (“IPO”) of Prospector Capital Corp. (the “Company”) in January 2021, the Company recognized a liability for $11,375,000 in deferred underwriting commissions payable to Goldman Sachs & Co LLC (“GS”) under the underwriting agreement between the Company and GS entered into in connection with the IPO that was contingent upon the Company closing an initial business combination. On June 30, 2022, GS irrevocably waived its rights to the deferred underwriting commissions due under the underwriting agreement in connection with the initial public offering. The Company did not record this transaction in its June 30, 2022 and September 30, 2022 interim financial statements. Upon review and analysis, management concluded that the Company should have recognized the extinguishment of the contingent liability as a credit to shareholders’ deficit as of June 30, 2022.

As a result, on March 29, 2023, the Company’s management concluded that the Company’s previously issued unaudited financial statements for the three and six months ended June 30, 2023 and for the three and nine months ended September 30, 2022 included in its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 12, 2022 and November 14, 2022, respectively, should no longer be relied upon and that it is appropriate to restate the financial statements included in the Form 10-Qs to account for the extinguishment of the contingent liability as a credit to shareholders’ deficit as of June 30, 2022. Accordingly, the Company will reflect the necessary adjustments in its audited financial statements and related notes for the year ended December 31, 2022 to be included in its Annual Report on Form 10-K to be filed with the SEC.

The Company’s management has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
		Name:	Derek Aberle
		Title:	Chief Executive Officer

Date: March 31, 2023

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